                                                                   EXHIBIT 99.11
                                                                   -------------



                              INTIMATE BRANDS, INC.
                                NUMBER OF STORES
                   AS OF JANUARY 29, 2000 AND JANUARY 30, 1999



                                                          January 29, 2000        January 30, 1999
                                                          ----------------        ----------------


Victoria's Secret                                                    896                       829
Bath & Body Works                                                  1,214                     1,061

                                                            ------------              ------------
                             Total                                 2,110                     1,890
                                                            ============              ============




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